EXECUTION VERSION AMENDMENT NO. 1 TO UNCOMMITTED MONEY MARKET LINE CREDIT AGREEMENT This Amendment to Uncommitted Money Market Line Credit Agreement (this Amendment dated February 3, 2025, and is entered into by CENCORA, INC., a Delaware corporation (f/k/a AmerisourceBergen Corporation) Borrower , and SOCIÉTÉ GÉNÉRALE, acting through its New York Branch (the Lender ). WHEREAS, the Borrower and the Lender are party to the Uncommitted Money Market Line Credit Agreement dated as of June 10, 2022 (as amended from time to time, Credit Agreement and WHEREAS, the parties hereto desire to amend the Credit Agreement in order to temporarily increase the Facility Limit, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given to them in the Credit Agreement. 2. Amendment to the Credit Agreement. The Credit Agreement is amended by adding the following to the first sentence of Section 2(b) thereof, immediately prior to the period ending ; provided, however, that from February 3, 2025, until June 30, 2025, the Facility Limit shall be $750 million 3. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Transaction Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender. 4. Conditions Precedent. This Amendment shall become effective on the date upon which the EX 10.6

2 (a) The Lender shall have received each of the following documents in form and substance reasonably satisfactory to the lender (or shall have waived such receipt in its sole discretion): (i) this Amendment, duly executed by each of the Borrower and the Lender; (ii) a certificate of the Borrower, certified by a secretary of the Borrower including: (A) a certificate of formation, organization or incorporation, as applicable, of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower (or confirmation that the certificate previously provided to the Lender remains true, correct and complete); (B) by-laws, operating agreements and partnership agreements, as applicable, for the Borrower as in effect on the date on which the resolutions referred to below were adopted (or confirmation that such by-laws or agreements previously provided to the Lender remain true, correct and complete); (C) original or certified copies of the resolutions of the governing body for the Borrower approving the transactions contemplated by this Amendment and governmental approvals, if any, with respect to this Amendment; (D) a certificate of the secretary or an assistant secretary of the Borrower certifying the names and true signatures of the officers, directors or other duly appointed employees of the Borrower authorized to sign this Amendment and each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder (or confirmation that such corresponding certificate as previously provided to the Lender remains true, correct and complete); and (E) a good standing certificate for the Borrower from its jurisdiction of organization; and (iii) a legal opinion, dated as of the date hereof, from counsel to the Borrower covering, inter alia, capacity, authority and enforceability in form and substance satisfactory to the Lender. (b) The representations and warranties set forth in the Credit Agreement and any other Transaction Document shall be true and correct in all material respects on and as of the date of this Amendment, with the same effect as though made on and as of such date, in each case after giving effect to this Amendment, and as if this Amendment is included in the representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, however, that the

3 foregoing materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. (c) As of, and after giving effect to this Amendment and the Credit Agreement, as amended by this Amendment, no Default or Event of Default shall have occurred and be continuing or result therefrom. 5. Representation and Warranty. The Borrower represents and warrants that paragraphs (b) and (c) of Section 4 of this Amendment are true and correct as of the date hereof. 6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower and the Lender and each of their respective successors and assigns in the same manner and subject to the same conditions as provided in the Credit Agreement. 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require application of another law. 8. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. The words execution, signed, signature, and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written. CENCORA, INC., as Borrower By_____________________ Name: James F. Cleary Title: Executive Vice President and Chief Financial Officer SOCIÉTÉ GÉNÉRALE, as Lender By_____________________ Name: Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written. CENCORA, INC., as Borrower By_____________________ Name: Title: SOCIÉTÉ GÉNÉRALE, as Lender By_____________________ Name: Richard Bernal Title: Managing Director